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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 10, 2005

                              MKS Instruments, Inc.
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             (Exact name of registrant as specified in its charter)

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
        Massachusetts                          0-23621                  04-2277512
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(State or other jurisdiction of              (Commission               (IRS Employer
      incorporation)                         File Number)            Identification No.)


90 Industrial Way, Wilmington, Massachusetts                                     01887
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 (Address of principal executive offices)                                       (Zip Code)
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       Registrant's telephone number, including area code: (978) 284-4000


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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))
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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On February 10, 2005, MKS Instruments, Inc. announced its financial results for the quarter and year ended December 31, 2004. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 10, 2005                 MKS Instruments, Inc.


                                          By: /s/ Ronald C. Weigner
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                                              Ronald C. Weigner,
                                              Vice President & Chief Financial
                                              Officer
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                                  EXHIBIT INDEX

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Exhibit No.                     Description
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
99.1                            Press release dated February 10, 2005
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